FIMCO Select Fund Ticker Symbol: FMCOX

Summary Prospectus
March 31, 2010

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at www.frontierinvest.com.  You may also obtain this information at no cost by calling (866) 653-4626.  The Fund's Prospectus and Statement of Additional Information, both dated March 31, 2010, are incorporated by reference into this Summary Prospectus.

Investment Objective

The FIMCO Select Fund (the “Fund”) seeks long-term growth of capital using a value-based approach.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None
Redemption Fee (as a percentage of amount redeemed within 90 days of purchase)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		1.00%
Distribution (12b-1) Fees		None
Other Expenses	1.03%
Interest Expense and Dividends/Interest on Short Positions	0.33%
Total Other Expenses		1.36%
Acquired Fund Fees and Expenses		0.03%
Total Annual Fund Operating Expenses		2.39%
Fee Waiver and/or Expense Reimbursement		-0.53%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)		1.86%

(1)      Frontier Investment Management Company (the “Advisor”) has contractually agreed to reduce its fees and/or pay Fund expenses (excluding the expenses associated with the Fund’s investment in other investment companies referred to as “Acquired Fund Fees and Expenses,” interest, taxes and extraordinary expenses) in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for shares of the Fund to 1.50% of the Fund’s average net assets (the “Expense Cap”).  The Expense Cap will remain in effect until at least March 31, 2011.  The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made on behalf of the Fund in the prior three fiscal years.  Any such reimbursement is subject to the Board’s review and approval. A reimbursement may be requested by the Advisor if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account any reimbursement) does not exceed the Expense Cap.  The Expense Cap may be terminated at any time by the Board of Trustees upon 60 days’ notice to the Advisor, or by the Advisor with the consent of the Board.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual Expense Cap for 1 year).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$189	$695	$1,228	$2,686

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 47% of the average value of its portfolio.

Principal Investment Strategies

The Fund attempts to achieve its investment objective by investing principally in common stocks of U.S. companies of various sizes, including both larger, well-established companies as well as smaller companies that the Advisor believes offer superior investment value because they are undervalued or otherwise out-of-favor in the market.  The Fund may also invest in debt securities which are convertible into equity securities, preferred stocks which are convertible into common stocks and in warrants or other rights to purchase common stock.  The Fund typically holds between 20 and 40 long equity securities which form the core of the Fund’s portfolio.

The Fund may invest in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) and may invest up to 10% of its total assets in foreign equity securities, including securities located in emerging markets.  The Fund may also invest in shares of other registered investment companies, including ETFs and money market funds.  In addition, the Fund may engage in short-sale transactions and purchase and sell options on securities.  The Fund may or may not own positions in the stock that it decides to short.  Options are derivatives that can be used to hedge other positions in the Fund.  The Advisor employs a “bottom-up” approach to stock selection which means that the Advisor chooses the Fund’s investments based on a company’s future prospects and not on any significant economic or market cycle.  The Advisor may sell a security if it identifies a better opportunity, the security no longer meets its financial or valuation criteria, if it reaches its price target, if the fundamentals of the business are no longer attractive or for tax reasons.

Principal Investment Risks

There is the risk that you could lose all or a portion of your investment in the Fund.  The following risks could affect the value of your investment:

•	Management Risk: If the Advisor’s strategies do not produce the expected results, your investment could be diminished or even lost.

•
General Market Risk:  The market price of a security may fluctuate, sometimes rapidly and unpredictably.  These fluctuations may cause a security to be worth less than its cost when originally purchased or less than it was worth at an earlier time.

•	Equity Market Risk: Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value.

•	Options Risk: Options may be subject to counterparty risk and may also be illiquid.

•	Small- and Medium-Sized Company Risk: Investing in securities of small- and medium-sized companies may involve greater volatility than investing in larger, more established companies

•
Short Sale Risk:  Short sale strategies can be riskier than “long” investment strategies.  The Fund may seek to hedge investments or realize additional gains through short sales.  Because the Fund may short positions it does not own, potential losses to the Fund are unlimited.

•
Foreign Securities Risk:  Foreign securities are subject to increased risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices.  Investments in emerging markets are generally more volatile than investments in developed foreign markets.

•
Shares of Other Investment Companies:  To the extent that the Fund invests in other registered investment companies, you will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses.

Performance

The following performance information provides some indication of the risks of investing in the Fund.  The bar chart below illustrates how the Fund’s total returns have varied from year to year.  The table below illustrates how the Fund’s average annual total returns over time compare with a domestic broad-based market index and secondary index provided to offer a broader market perspective.  The Fund’s performance, before and after taxes is not necessarily an indication of how the Fund will perform in the future.  Updated performance is available on the Fund’s website www.frontierinvest.com.

FIMCO Select Fund

Calendar Year Total Return

During the period shown in the bar chart, the Fund’s highest quarterly return was 18.17% for the quarter ended June 30, 2009, and the lowest quarterly return was –21.15% for the quarter ended December 31, 2008.

Average Annual Total Returns as of December 31, 2009
	1 Year	Since Inception (12/28/05)
FIMCO Select Fund
Return Before Taxes	15.91%	-1.14%
Return After Taxes on Distributions	15.76%	-5.07%
Return After Taxes on Distributions and Sale of Fund Shares	10.55%	-3.75%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.46%	-0.87%
S&P® 1500 SuperComposite Index (reflects no deduction for fees, expenses or taxes)	24.33%	-2.73%

After tax returns are calculated using the historical highest individual federal marginal income tax rates and does not reflect the impact of state and local taxes.  Actual after-tax returns depend on your situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon the redemption of Fund shares, a tax deduction is provided that benefits the investor.

Investment Advisor

Frontier Investment Management Company.

Portfolio Manager

The Fund is managed by an investment committee.  Gary T. Schoen, CFA serves as a Portfolio Manager for the Advisor and has been jointly and primarily responsible for day-to-day management of the Fund since the Fund’s inception in 2005.  Richard G. Sowden Jr., CFA serves as a Portfolio Manager for the Advisor and has been jointly and primarily responsible for the day-to-day management of the Fund since the Fund’s inception in 2005.

Purchase and Sale of Fund Shares

You may purchase or redeem Fund shares on any business day by written request via mail (FIMCO Select Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone at (866) 653-4626, or through a financial intermediary.  Purchases and redemptions by telephone are only permitted if you previously established these options on your account.  The minimum initial investment amounts are shown in the table below.

Minimum Investments	To Open Your Account	To Add to Your Account
Automatic Investment Plan	$10,000	$250
All Other Accounts	$10,000	$1,000

Tax Information

The Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

FIMCO Select Fund Ticker Symbol: FMCOX